EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
            AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Pacific CMA, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred Lam, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (a)   The Report fully complies with the  requirements of Section 13(a) or
            15(d)  of  the  Securities   Exchange  Act  of  1934;  and

      (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                       By:  /s/Alfred Lam
                                            -----------------------------------
                                            Alfred Lam, Chief Executive Officer


Date:    November 12, 2004